Exhibit 99.2

July 2005

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or Brad.Adams@53.com

R. Mark Graf	Matt Curoe	Brad Adams
SVP/Chief Financial Officer	VP/External Reporting	VP/Investor Relations
(513) 534-6924	(513) 534-0482	(513) 534-0983

Yearly Data	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Ratios %
Return on average assets	1.61	1.90	2.04	1.42	1.58	1.44
Return on average shareholders’ equity	17.2	19.0	18.4	13.6	17.5	15.8
Average equity as a percent of average assets	9.34	10.01	11.08	10.40	9.06	9.12
Net interest margin (FTE)	3.48	3.62	3.96	3.82	3.73	3.96
Efficiency	53.9	47.0	47.5	57.5	53.7	56.0
Net losses charged off as a percent of average loans and leases	0.45	0.63	0.43	0.54	0.26	0.39
Allowance for loan and lease losses as a percent of loans and leases (a)	1.19	1.33	1.49	1.50	1.43	1.48
Allowance for credit losses as a percent of loans and leases (a)	1.31	1.47	1.49	1.50	1.43	1.48
Nonperforming assets as a percent of loans, leases and other assets, including OREO	0.51	0.61	0.59	0.57	0.47	0.40
Underperforming assets as a percent of loans, leases and other assets, including OREO	0.74	0.89	0.95	0.96	0.77	0.61
Allowance for loan and lease losses as a percent of nonperforming assets (a)	235.32	218.85	250.62	265.45	303.85	370.86
Allowance for loan and lease losses as a percent of underperforming assets (a)	160.20	150.28	157.12	156.49	185.21	241.16
Allowance for credit losses as a percent of nonperforming assets (a)	259.05	242.01	250.62	265.45	303.85	370.86
Allowance for credit losses as a percent of underperforming assets (a)	176.36	166.19	157.12	156.49	185.21	241.16

Share Data
Earnings per share	$2.72	$2.91	$2.64	$1.74	$1.86	$1.55
Earnings per diluted share	2.68	2.87	2.59	1.70	1.83	1.53
Cash dividends per common share	1.31	1.13	0.98	0.83	0.70	0.59
Book value per share	16.00	15.29	14.98	13.31	11.83	9.91
Common shares outstanding (net of treasury)	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468
Market price per share:
High	$60.00	$62.15	$69.70	$64.77	$60.88	$50.29
Low	45.32	47.05	55.26	45.69	29.33	38.58
Close	47.30	59.10	58.55	61.33	59.75	48.92
Price/earnings ratio (b)	17.65	20.59	22.61	36.08	32.65	31.97

Supplemental Data
Common dividends declared ($ in millions)	$735	$645	$568	$460	$325	$248
Employees (full-time equivalents)	19,659	18,899	19,119	18,373	20,468	21,290
Banking centers	1,011	952	930	933	963	939

(a)	As of December 31, 2004, the reserve for unfunded commitments has been reclassified from the allowance for loan and lease losses to other liabilities. The 2003 year end reserve for unfunded commitments has been reclassified to conform to the current presentation. The allowance for credit losses is the sum of the allowance for loan and lease losses and the reserve for unfunded commitments.
(b)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices.

Yearly Data	Years Ended December 31,
Income Statement ($ in millions)	2004	2003	2002	2001	2000	1999
Interest income-FTE	$4,150	$4,030	$4,168	$4,754	$4,994	$4,239
Interest expense	1,102	1,086	1,430	2,278	2,697	2,026

Net interest income-FTE	3,048	2,944	2,738	2,476	2,297	2,213
Provision for loan and lease losses	268	399	246	201	126	143
Merger-related loan loss provision (a)	-	-	-	35	12	26
Noninterest income:
Electronic payment processing revenue	622	575	512	347	252	189
Service charges on deposits	515	485	431	367	298	252
Mortgage banking net revenue	178	302	188	63	256	290
Investment advisory revenue	360	332	325	298	275	258
Other noninterest income	626	546	555	520	370	324
Operating lease revenue	156	124	-	-	-	-
Securities (losses) gains, net	(37)	81	114	28	6	8
Securities gains, net - non-qualifying hedges on mortgage servicing rights	-	3	33	143	-	-
Foreign exchange income	45	35	25	22	19	14

Total noninterest income	2,465	2,483	2,183	1,788	1,476	1,335
Noninterest expense:
Salaries, incentives & benefits expense	1,279	1,271	1,230	1,107	1,037	1,001
Equipment expense	84	82	79	91	100	98
Net occupancy expense	185	159	142	146	138	131
Operating lease expense	114	94	-	-	-	-
Deposit insurance expense	15	17	10	8	9	10
Other noninterest expense	1,295	928	876	752	656	639
Merger-related charges (a)	-	-	-	349	87	108

Total noninterest expense	2,972	2,551	2,337	2,453	2,027	1,987

Income from continuing operations before income taxes, minority interest and cumulative effect-FTE	2,273	2,477	2,338	1,575	1,608	1,392
Taxable equivalent adjustment	36	39	39	45	47	40

Income from continuing operations before income taxes, minority interest and cumulative effect	2,237	2,438	2,299	1,530	1,561	1,352
Applicable income taxes	712	786	734	523	511	483

Income from continuing operations before minority interest and cumulative effect	1,525	1,652	1,565	1,007	1,050	869
Minority interest, net of tax	-	(20)	(38)	(2)	-	-

Income from continuing operations before cumulative effect	1,525	1,632	1,527	1,005	1,050	869
Income from discontinued operations, net of tax (b)	-	44	4	4	5	3

Income before cumulative effect	1,525	1,676	1,531	1,009	1,055	872
Cumulative effect of change in accounting principle, net of tax	-	(11)	-	(7)	-	-

Net income	$1,525	$1,665	$1,531	$1,002	$1,055	$872

Net income available to common shareholders (c)	$1,524	$1,664	$1,530	$1,001	$1,054	$871

Regulatory Capital Data ($ in millions)

Tier 1 capital	$8,522	$8,272	$7,747	$7,433	$6,377	$5,613
Tier 2 capital	1,654	1,824	1,188	1,223	1,177	912

Total risk-based capital	$10,176	$10,096	$8,935	$8,656	$7,554	$6,525

Total risk-weighted assets	$82,633	$74,477	$65,444	$59,491	$55,943	$49,379

Tier 1 capital ratio	10.31%	11.11%	11.84%	12.49%	11.40%	11.37%
Total risk-based capital ratio	12.31%	13.56%	13.65%	14.55%	13.50%	13.21%
Tier 1 leverage ratio	8.89%	9.23%	9.84%	10.64%	9.49%	9.10%

(a)	Tax-effects of these merger-related charges were $90 million in 2001, $32 million in 2000 and $33 million in 1999.
(b)	Includes gain on sale of discontinued operations of $40 million, net of tax, in 2003.
(c)	Dividend on Preferred Stock is $.740 million for all years presented.

Yearly Data	As of December 31,
Balance Sheet - Assets ($ in millions)	2004	2003	2002	2001	2000	1999
Cash and due from banks	$2,561	$2,359	$1,891	$2,031	$1,706	$1,893
Available-for-sale securities	24,687	28,999	25,464	20,507	19,029	15,925
Held-to-maturity securities	255	135	52	16	553	738
Trading securities	77	55	18	-	-	-
Other short-term investments	532	268	294	225	232	388

Total securities	25,551	29,457	25,828	20,748	19,814	17,051

Total cash and securities	28,112	31,816	27,719	22,779	21,520	18,944
Loans held for sale	559	1,881	3,358	2,180	1,655	1,198
Loans and leases held for investment (before allowance)	59,808	52,308	45,928	41,548	42,530	38,837

Total loans and leases	60,367	54,189	49,286	43,728	44,185	40,035
Allowance for loan and lease losses	(713)	(697)	(683)	(624)	(609)	(573)
Goodwill	979	738	740	720	545	432
Intangible assets	150	195	236	267	235	264

Total goodwill & intangibles, net	1,129	933	976	987	780	696
Servicing rights	352	299	263	426	429	382
Other real estate owned	63	55	27	30	28	21
Operating lease equipment	304	767	-	-	-	-
Other assets	4,842	3,892	3,344	3,738	3,338	2,652

Total assets	$94,456	$91,254	$80,932	$71,064	$69,671	$62,157

Balance Sheet - Liabilities ($ in millions)
Deposits	$58,226	$57,095	$52,208	$45,854	$48,360	$41,856
Borrowings:
Short-term	10,026	13,170	8,823	7,453	6,344	10,096
Long-term	13,983	9,063	8,179	7,030	6,066	3,106
Convertible subordinated debentures	-	-	-	-	173	173
Other liabilities	3,297	3,259	2,657	2,553	1,993	1,323

Total liabilities	85,532	82,587	71,867	62,890	62,936	56,554

Minority interest	-	-	461	422	-	-

Balance Sheet - Equity ($ in millions)
Common and preferred equity	10,507	9,749	8,779	7,748	6,708	5,905
Additional minimum pension liability	(64)	(63)	(52)	-	-	-
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	(105)	(57)	421	8	28	(302)
Treasury stock, at cost	(1,414)	(962)	(544)	(4)	(1)	-

Total shareholders’ equity	$8,924	$8,667	$8,604	$7,752	$6,735	$5,603

Preferred shares outstanding	9,250	9,250	9,250	9,250	9,250	9,250
Common shares outstanding (net of treasury)	557,648,989	566,685,301	574,355,247	582,674,580	569,056,843	565,425,468
Treasury shares held	25,802,702	16,766,390	9,071,857	80,000	21,875	-

Yearly Data	Years Ended December 31,
Average Balance Sheet ($ in millions)	2004	2003	2002	2001	2000	1999

Taxable securities	$29,365	$27,584	$22,145	$18,482	$17,246	$15,390
Tax exempt securities	917	1,056	1,101	1,255	1,384	1,511
Loans and leases	57,042	52,414	45,539	44,888	42,690	38,652
Other short-term investments	315	307	339	201	200	327

Total interest-earning assets	87,639	81,361	69,124	64,826	61,520	55,880

Cash and due from banks	2,216	1,600	1,551	1,482	1,456	1,628
Other assets	5,763	5,250	5,007	5,000	4,229	3,344
Allowance for loan and lease losses	(722)	(730)	(645)	(625)	(594)	(560)

Total assets	$94,896	$87,481	$75,037	$70,683	$66,611	$60,292

Interest checking	$19,434	$18,679	$16,239	$11,489	$9,531	$8,553
Savings	7,941	8,020	9,465	4,928	5,799	6,206
Money market deposits	3,473	3,189	1,162	2,552	939	1,328
Other time deposits	6,208	6,426	8,855	13,473	13,716	13,858

Total interest-bearing deposits	37,056	36,314	35,721	32,442	29,985	29,945
Certificates - $100,000 and over	2,403	3,832	2,237	3,821	4,283	4,197
Foreign office	4,449	3,862	2,018	1,992	3,896	952
Short-term borrowings	13,539	12,373	7,191	8,799	9,725	8,573
Long-term borrowings	13,323	8,747	7,640	6,301	4,707	3,487

Total interest-bearing liabilities	70,770	65,128	54,807	53,355	52,596	47,154
Demand deposits	12,327	10,482	8,953	7,394	6,257	6,079
Other liabilities	2,939	2,883	2,520	2,556	1,725	1,562

Total liabilities	86,036	78,493	66,280	63,305	60,578	54,795

Minority interest	-	234	440	30	-	-

Shareholders’ equity	8,860	8,754	8,317	7,348	6,033	5,497

Total liabilities & shareholders’ equity	$94,896	$87,481	$75,037	$70,683	$66,611	$60,292

Average loans and leases (excluding held for sale)	$55,951	$49,700	$43,529	$42,339	$41,303	$36,543

Average common shares outstanding:
Basic	561,258,539	571,590,128	580,326,693	575,253,508	565,685,977	562,041,032
Diluted	568,234,313	580,003,074	592,020,246	591,316,210	578,973,325	575,895,318

Yearly Data	Years Ended December 31,
	2004	2003	2002	2001	2000	1999
Asset Quality ($ in millions)
Nonaccrual loans and leases	$228	$242	$247	$216	$174	$133
Renegotiated loans and leases	1	8	-	-	2	2
Other assets, including other real estate owned	74	69	26	19	25	19

Total nonperforming assets	303	319	273	235	201	154
Ninety days past due loans and leases	142	145	162	164	128	83

Total underperforming assets	$445	$464	$435	$399	$329	$237

Loan Portfolio ($ in millions) (net of unearned discount)
Commercial and residential construction loans	$4,726	$3,636	$3,327	$3,356	$3,223	$2,272
Commercial mortgage	7,636	6,894	5,885	6,085	6,227	5,640
Commercial loans and leases	19,484	17,489	15,805	13,396	13,306	12,106
Residential mortgages	7,533	5,530	6,804	6,563	7,167	7,750
Home equity loans	10,522	9,001	8,679	7,974	6,792	4,524
Credit card	843	762	537	448	362	318
Other consumer loans and leases	9,623	10,877	8,249	5,906	7,108	7,425

Total loans and leases	$60,367	$54,189	$49,286	$43,728	$44,185	$40,035

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$13	$19	$14	$26	$11	$4
Commercial mortgage	51	42	41	57	42	25
Commercial loans and leases	111	136	159	122	75	55
Residential mortgage and construction	24	26	18	11	42	48
Other consumer loans and leases	30	27	15	-	6	3

Total nonperforming loans	$229	$250	$247	$216	$176	$135

Net Charge-Offs ($ in millions)
Gross charge-offs	$321	$380	$273	$273	$164	$183
Merger related charge-offs	-	-	-	36	12	26
Recoveries	(69)	(68)	(86)	(82)	(67)	(67)

Net charge-offs	$252	$312	$187	$227	$109	$142